August 1, 2026
Summary prospectus
John Hancock Multifactor Emerging Markets ETF
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at www.jhinvestments.com/prospectuses. You can also get this information at no cost by calling 800-225-6020 or by sending an email request to info@jhinvestments.com. The fund’s prospectus and Statement of Additional Information, both dated August 1, 2026, as may be supplemented, and most recent financial highlights information included in the shareholder report, dated March 31, 2026, are incorporated by reference into this summary prospectus.
Ticker
NYSE Arca: JHEM
Investment objective

To seek to provide investment results that closely correspond, before fees and expenses, to the performance of the John Hancock Dimensional Emerging Markets Index (the Index).
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.44
Other expenses	0.14
Total annual fund operating expenses	0.58
Contractual expense reimbursement	-0.09 [1]
Total annual fund operating expenses after expense reimbursements	0.49

The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.49% of average daily net assets. Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, (h) short dividend expense, and (i) contingent tax reclaim recovery expenses. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund's reimbursement amounted to 0.01% of the fund's average daily net assets. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time periods indicated assuming you redeem all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. The example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expenses ($)
1 year	50
3 years	177
5 years	315
10 years	717

John Hancock Multifactor Emerging Markets ETF
Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal investment strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities included in the fund’s Index, in depositary receipts representing securities included in the fund’s Index, and in underlying stocks in respect of depositary receipts included in the fund’s Index.The Index is developed and maintained by Dimensional Fund Advisors LP and is designed to comprise a subset of securities associated with emerging markets, which may include frontier markets (emerging markets in an earlier stage of development).Eligible securities are generally considered to be those with market capitalizations in the top 80% of an eligible country and the top 85% of all securities in eligible countries at the time of reconstitution. The selection and weighting of securities in the Index involves a rules-based process that may sometimes be referred to as multifactor investing, factor-based investing, strategic beta, or smart beta. With respect to each country, securities are classified according to their market capitalization, relative price, and profitability.
Weights for individual securities are determined by adjusting their free-float adjusted market capitalization weight within the universe of eligible securities so that securities with smaller market capitalizations, lower relative price and higher profitability generally receive an increased weight relative to their unadjusted weight, and vice versa.
This process can be summarized as follows:
●
Adjustments for market capitalization: Securities’ weights are generally determined on a country specific basis and based primarily on market capitalization. Within each country, eligible securities are assigned into one of two groups based on size, with the intent of increasing the weights of securities with smaller market capitalizations within the eligible universe and decreasing weights of securities with larger market capitalizations within the eligible universe. Securities in the smaller market capitalization group will have a larger adjustment factor applied to their free-float market capitalization. Securities in the larger market capitalization group will receive a lower adjustment factor.
●
Adjustments for relative price and profitability: Adjustments for relative price and profitability may be implemented within each country. Within each country, securities (other than real estate investment trusts (REITs), or REIT-like entities) are assigned to a relative price group and to a profitability group. REITs and REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. REITs or REIT-like entities are generally assigned to separate relative price and profitability groups. Relative price adjustment factors are assigned with the intent of increasing the weights of securities with lower relative prices and decreasing the weights of securities with higher relative prices. Similarly, profitability adjustment factors are assigned with the intent of increasing the weights of securities with higher profitability and decreasing the weights of securities with lower profitability.
●
Securities are then weighted after taking into account their free-float, size, relative price and profitability adjustments, subject to a cap of 4% on a single company at the time of reconstitution. The weight of any single company engaged in a securities-related business will be reduced if such company’s weight reaches or exceeds 4.75% between reconstitutions.
The Index is reconstituted and rebalanced on a semiannual basis. The fund, using an indexing investment approach, attempts to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. The fund may concentrate its investments in a particular country, region, industry or group of industries to the extent that the Index concentrates in a country, region, industry or group of industries.
As of June 30, 2026, the following countries are designated as Index-eligible countries: Brazil, Chile, China (including China A-Shares), Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates. The list of designated Index-eligible countries may vary over time. In addition to the countries listed above, the fund may continue to hold investments in countries that are not currently designated as an Index-eligible country, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously Index-eligible country. The Index may include securities associated with an eligible country, such as, among others: (a) securities of a company that is incorporated and domiciled within an eligible country and that has an issued security that trades on an eligible exchange in an eligible country; (b) securities of a company that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an eligible country; (c) securities of a company that holds at least 50% of its assets in an eligible country; (d) securities of a company that has a security denominated in the currency of an eligible country for the purpose of financing operations in that eligible country; (e) securities of companies in eligible countries in the form of depositary shares; or (f) securities that provide financial exposure to and derive their value from securities issued by a company in an eligible country. As a result, the value of the securities may reflect economic and market forces in such other countries or regions as well as in the eligible countries.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 7 of the prospectus.
Active trading market risk. Active trading markets for fund shares may not be developed or maintained by market makers or authorized participants. Market makers are not obligated to make a market in the fund's shares or to submit purchase or redemption orders for creation units. Decisions by

John Hancock Multifactor Emerging Markets ETF
market makers or authorized participants to reduce their role with respect to market making or creation/redemption activities in times of market stress could lead to wider bid-ask spreads and variances in the market of fund shares.
Authorized participant concentration risk. To the extent that authorized participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to net asset value (NAV) and may face delisting. To the extent that the fund’s limited number of intermediaries that act as authorized participants exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, there may be a significantly diminished trading market for fund shares.
Cash transactions risk. Under certain circumstances, the fund intends to effect some or all of its creation and redemption transactions using cash, rather than in-kind securities. As a result, an investment in the fund may be less tax-efficient than an investment in an ETF that effects all of its creation and redemption transactions in-kind. In order to obtain the cash needed to distribute redemption proceeds, the fund may be required to sell portfolio securities which may cause the fund to recognize capital gains or losses and incur higher brokerage costs. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover these costs and expenses, the fund’s NAV could be negatively impacted.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Emerging-market risk. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment and greater social, economic, and political uncertainties than more developed countries.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
ETF trading risk. The market price of shares may include a bid-ask spread (the difference between the prices at which investors are willing to buy and sell shares), which may vary over time and may increase for various reasons, including decreased trading volume or reduced market liquidity.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Greater China risk. Investments in the Greater China region may be subject to less developed trading markets, acute political risks such as possible negative repercussions resulting from China’s relationship with Taiwan or Hong Kong, and restrictions on monetary repatriation or other adverse government actions. For example, a government may restrict investment in companies or industries considered important to national interests, intervene in contractual arrangements, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries may generally represent a relatively large portion of the Greater China market as a whole.
Hong Kong Stock Connect Program (Stock Connect) risk. Trading in China A-Shares through Stock Connect, a mutual market access program that enables foreign investment in the People’s Republic of China (PRC), is subject to certain restrictions and risks. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China A-Share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.
Index risk. Because the fund is not “actively” managed, its performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. Errors in the construction or calculation of the Index may occur from time to time. Any such errors may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.
Industry or sector investing risk. The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting that industry or sector than a fund that invests more broadly across industries and sectors.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Premium/discount risk. The NAV of the fund and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of the fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Given the nature of the relevant markets for certain of the fund’s securities, shares may trade at a larger premium or discount to the NAV than shares of other ETFs. In addition, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings. While the creation/redemption feature is designed to make it more likely that the fund's shares normally will trade on stock exchanges at prices close to the fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the fund’s NAV due to timing reasons, supply and demand imbalances and other factors.

John Hancock Multifactor Emerging Markets ETF
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
Tracking error risk. The fund’s portfolio composition and performance may vary substantially from that of the Index due to factors such as the fees and expenses of the fund, transaction costs, differences in accrual of dividends, delays in the fund’s implementation of changes to the Index, pricing differences in the treatment of corporate actions, or the need to meet new or existing regulatory requirements (including in local markets). Tracking error risk may be heightened in volatile markets or under other unusual market conditions.
Trading issues risk. Trading in shares on NYSE Arca, Inc. (NYSE Arca) may be halted in certain circumstances. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the fund will continue to be met.
Value investment style risk. Value securities, as a category, may underperform other segments of the market or the market as a whole and following a value-oriented investment strategy may cause the fund, at times, to underperform equity funds that employ a different investment style.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based securities market index. Past performance (before and after taxes) does not indicate future results. The Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 a.m. and 5:00 p.m., Eastern time, on most Business Days (as defined herein).
Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.
Calendar year total returns (%)

Year-to-date total return through:	Q2 2026	21.73%
Best quarter:	Q4 2020	21.58%
Worst quarter:	Q1 2020	-25.83%

			Since inception
Average annual total returns (%)—as of 12/31/2025	1 year	5 year	09/27/2018
Before tax	29.38	5.12	6.45
after tax on distributions	29.02	4.62	5.96
after tax on distributions, with sale	18.29	4.04	5.14
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	33.57	4.20	6.65
John Hancock Dimensional Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	30.74	6.38	7.58
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Dimensional Fund Advisors LP
Portfolio management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

John Hancock Multifactor Emerging Markets ETF
Rita Chen	Joseph Hohn	Michael Marrkand
Vice President and Portfolio Manager Managed the fund since 2022	Vice President and Senior Portfolio Manager Managed the fund since 2018	Portfolio Manager Managed the fund since 2025
Purchase and sale of fund shares

The fund will issue and redeem shares at NAV only with authorized participants and only in a large specified number of shares, each called a “creation unit,” or multiples thereof, in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in creation units, the shares are not redeemable securities of the fund.
Individual shares of the fund may be purchased and sold only in secondary market transactions through brokers or financial intermediaries. Shares of the fund are listed and traded on the NYSE Arca. Because shares trade at market prices rather than NAV, shares of the fund may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread).
Recent information, including information about the fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the fund’s website at jhinvestments.com/etf.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

The advisor and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the fund shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

© 2026 John Hancock Exchange-Traded Fund Trust
200 Berkeley Street Boston, MA, 02116
800-225-6020, jhinvestments.com
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.
SEC file number: 811-22733
9900SP 8/1/26